UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	January 27, 2016

1ST CONSTITUTION BANCORP
(Exact Name of Registrant as Specified in Charter)

New Jersey	000-32891	22-3665653
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2650 Route 130 P.O. Box 634, Cranbury, New Jersey	8512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	609-655-4500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

On January 27, 2016, 1st Constitution Bancorp (the “Company”) announced that its Board of Directors (the “Board”) authorized a new stock repurchase program. Under the new common stock repurchase program, the Company may purchase in open market or privately negotiated transactions up to 5% percent of its common shares outstanding on the date of the approval of the stock repurchase program, which limitation will be adjusted for any future stock dividends. This new repurchase program replaces the existing repurchase program authorized on August 3, 2005. A copy of the press release is attached and is being furnished as Exhibit 99.

Item 9.01. Financial Statements.

(d)    Exhibits.

Exhibit No.    Title

99        Press Release of 1st Constitution Bancorp, dated January 27, 2016

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST CONSTITUTION BANCORP

Date: January 27, 2016	By: /s/ Stephen J. Gilhooly
Name: Stephen J. Gilhooly
Title: Senior Vice President, Treasurer and
Chief Financial Officer

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